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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 9, 2001


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of October 19, 2001, providing for the issuance of
             Asset Backed Pass-Through Certificates, Series 2001-1)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                 333-63752                 13-3439681
           --------                 ---------                 ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

390 Greenwich Street
New York, New York                                              10013
--------------------------------------------                    ------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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                                       -2-



Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates and the Mortgage Pools

                   On November 9, 2001, a single series of certificates, entitled Salomon Home Equity Loan Trust, Series 2001-1, Asset Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 19, 2001 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Litton Loan Servicing LP as servicer (the "Servicer"), U.S. Bank National Association as trustee (the "Trustee") and Citibank, N.A. as trust administrator (the "Trust Administrator"). The Certificates consist of sixteen classes of certificates (collectively, the "Certificates"), designated as the "Class AF-1 Certificates," "Class AF-2 Certificates," "Class AF-3 Certificates," "Class AV-1 Certificates," the "Class MF-1 Certificates," the "Class MF-2 Certificates," the "Class MF-3 Certificates," the "Class MV-1 Certificates," the "Class MV-2 Certificates," the "Class MV-3 Certificates," the "Class MV-4 Certificates," the "Class OCF Certificates," the "Class OCV Certificates," the "Class PF Certificates," the "Class PV Certificates," and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed-rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $96,305,215.64 as of October 19, 2001 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated November 8, 2001 (the "Mortgage Loan Purchase Agreement") between the Depositor and Salomon Brothers Realty Corp. The Certificates were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated November 8, 2001, between the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:




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                                       -3-





                         Initial Certificate
Class                     Principal Balance                  Pass-Through Rate
------                    ------------------                 -----------------
 AF-1                       $34,384,000.00                        2.868%
 AF-2                       $12,291,000.00                        4.071%
 AF-3                       $16,878,000.00                        5.378%
 AV-1                       $20,236,000.00                       Variable
 MF-1                       $ 4,260,000.00                        5.671%
 MF-2                       $ 1,598,000.00                        6.310%
 MF-3                       $   888,000.00                        6.706%
 MV-1                       $ 2,150,000.00                       Variable
 MV-2                       $ 1,139,000.00                       Variable
 MV-3                       $   379,000.00                       Variable
 MV-4                       $   506,000.00                       Variable
  OCF                       $   710,203.78                       Variable
  OCV                       $   885,811.86                       Variable
  PF                        $       100.00                          N/A
  PV                        $       100.00                          N/A
   R                   100 % Percentage Interest                    N/A


                  The Certificates, other than the Class OCF, Class OCV, Class PF, Class PV and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated August 23, 2001, and the Prospectus Supplement, dated November 8, 2001, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class OCF, Class OCV, Class PF, Class PV and Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.








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                                       -4-

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a)    Not applicable

                  (b)    Not applicable

                  (c)    Exhibits



         Exhibit No.                               Description
         -----------                               -----------

                  4.1 Pooling and Servicing Agreement, dated as of October 19, 2001, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Litton Loan Servicing LP as Servicer, U.S. Bank National Association as Trustee and Citibank, N.A. as Trust Administrator, relating to the Series 2001-1 Certificates.









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                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 9, 2001

                                              SALOMON BROTHERS MORTGAGE
                                              SECURITIES VII, INC.


                                              By:/s/ Matthew R. Bollo
                                                 ----------------------------
                                              Name:  Matthew R. Bollo
                                              Title: Assistant Vice President










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
                                                 Index to Exhibits
                                                 -----------------




                                                                                                  Sequentially
    Exhibit No.                                  Description                                     Numbered Page
    -----------                                  ------------                                    -------------
        4.1           Pooling and Servicing Agreement, dated as of October                              7
                      19, 2001, by and among Salomon Brothers Mortgage
                      Securities VII, Inc. as Depositor, Litton Loan Servicing
                      LP as Servicer, U.S. Bank National Association as
                      Trustee and Citibank, N.A. as Trust Administrator,
                      relating to the Series 2001-1 Certificates.




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                                   Exhibit 4.1